SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement          [_]    Confidential, for Use of the
[_]    Definitive Proxy Statement                  Commission Only (as permitted
[_]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[_]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
          ------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


          ------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1.      Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

        2.      Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------


        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


        ------------------------------------------------------------------------


        4.      Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------


        5.      Total fee paid:


        ------------------------------------------------------------------------



[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1.      Amount Previously Paid:


        ------------------------------------------------------------------------


        2.      Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------


        3.      Filing Party:


        ------------------------------------------------------------------------


        4.      Date Filed:


        ------------------------------------------------------------------------

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                       20 EAST SUNRISE HIGHWAY, SUITE 201
                          VALLEY STREAM, NEW YORK 11581

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 10, 1998

                               ------------------


To the Stockholders of GLOBAL PAYMENT TECHNOLOGIES, INC.:

        NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of Global Payment Technologies, Inc. (the "Company") will be held at the Garden City Hotel, 45 7th Street, Garden City, New York 11530, on Tuesday, March 10, 1998 at 10:00 a.m., Eastern Standard Time, for the following purposes:

        1.      To elect seven (7) directors;

        2. To approve an amendment to the Company's By-laws to provide for a classified Board of Directors;

        3. To approve an amendment to the Company's 1994 Stock Option Plan to limit the number of shares for which options may be granted to any one individual in any fiscal year to 200,000; and

        4. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or adjournments thereof.

        Only stockholders of record at the close of business on January 23, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                              By Order of the Board of Directors


                                              Thomas McNeill
                                              Secretary

Dated: Valley Stream, NY
       January 26, 1998

--------------------------------------------------------------------------------

IMPORTANT:     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,
               DATE AND SIGN THE PROXY AND RETURN IT  PROMPTLY  IN THE  ENCLOSED
               ENVELOPE,  WHICH  REQUIRES  NO  POSTAGE  IF MAILED IN THE  UNITED
               STATES.

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                       20 EAST SUNRISE HIGHWAY, SUITE 201
                          VALLEY STREAM, NEW YORK 11581




                                January 26, 1998



Dear Fellow Stockholders:

        You are cordially invited to attend our 1998 Annual Meeting of Stockholders which will be held on Tuesday, March 10, 1998 at 10:00 a.m., at the Garden City Hotel, 45 7th Street, Garden City, New York 11530.

        The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

        Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 40 Wall Street, New York, New York 10005.

        Your vote is very important, and we would appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                            Cordially,



                                            Stephen Katz
                                            Chairman and Chief Executive Officer

                        GLOBAL PAYMENT TECHNOLOGIES, INC.

                                 PROXY STATEMENT


        This Proxy Statement is furnished to the stockholders of Global Payment Technologies, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Garden City Hotel, 45 7th Street, Garden City, New York 11530, on Tuesday, March 10, 1998 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

        The Company intends to mail this proxy statement and the accompanying proxy to stockholders on or about January 30, 1998.

        The cost of solicitation of proxies will be borne by the Company. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company may, without additional compensation, solicit proxies personally or by telephone, facsimile or special letter.

        Proxies in the accompanying form, duly executed, returned to the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company or by personally withdrawing the proxy at the meeting and voting in person.

        The address and telephone number of the principal executive offices of the Company are:

                       20 East Sunrise Highway, Suite 201
                          Valley Stream, New York 11581
                          Telephone No.: (516) 256-1000

                       OUTSTANDING STOCK AND VOTING RIGHTS

        Only stockholders of record at the close of business on January 23, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding [5,506,500] shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting. All information contained in this Proxy Statement has been retroactively restated to give effect to a two-for-one stock split, in the form of a stock dividend, effected on September 4, 1997.

                                VOTING PROCEDURES

        Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting. All other matters to be acted upon at the Annual Meeting require the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. The foregoing matters may be acted upon only if a quorum is present at the Annual Meeting. The holders of a majority of the issued and outstanding shares of Common Stock as of the Record Date, present in person or represented by proxy, constitute a quorum. Votes will be counted and certified by one or more
Inspectors of Election who are expected to be either employees of the Company, counsel to the Company or employees of American Stock Transfer & Trust Company, the Company's transfer agent.

        Shares of Common Stock represented at the Annual Meeting by a properly executed, dated and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Proxies submitted which contain abstentions or "broker non votes" (i.e., proxies from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the broker or nominee does not have discretionary power to vote) also will be treated as present for purposes of determining the presence of a quorum.

        The enclosed proxy will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

        At the Annual Meeting, a total of seven directors will be elected. Subject to adoption by the stockholders at the Annual Meeting, an amendment to the Company's By-laws provides that the Board of Directors will be divided into three classes, with the term of office of the first class to expire at the 1999 Annual Meeting of Stockholders, the term of office of the second class to expire at the 2000 Annual Meeting of Stockholders and the term of office of the third class to expire at the 2001 Annual Meeting of Stockholders. See "Proposal 2:
Amendment to the Company's By-laws." If the amendment to the Company's By-laws is not adopted, each of the seven directors elected shall serve until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

        Shares represented by valid proxies in the accompanying form will be voted for the election of all of the nominees named below, unless authority is withheld. Should any nominee listed below be unable to serve, it is intended that the proxies will be voted for such other nominee as may be designated by the Board of Directors. Unless otherwise directed, the persons named in the proxy accompanying this Proxy Statement intend to cast all proxies received for the election of Stephen Katz, William H. Wood, Edward Seidenberg, Henry B. Ellis, Richard E. Gerzof, Jay Goldberg and Martin H. Kern to serve as directors upon their nomination at the Annual Meeting. Each of such persons has indicated to the Board that he expects to be available to serve as a director of the Company. If Proposal 2 is adopted and the nominees listed above are elected, the terms of office will expire as follows: (i) William H. Wood, Richard E. Gerzof and Jay Goldberg, 1999 Annual Meeting of Stockholders; (ii) Stephen Katz and Martin H. Kern, 2000 Annual Meeting of Stockholders; and (iii) Edward Seidenberg and Henry B. Ellis, 2001 Annual Meeting of Stockholders.

RECOMMENDATION

        THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF THE NOMINATED DIRECTORS IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS ELECT THE NOMINATED DIRECTORS.

NOMINEES FOR DIRECTOR

        The following table sets forth certain information concerning the nominees for director of the Company:


                          PRINCIPAL OCCUPATION
NAME                      OR EMPLOYMENT                                    AGE
----                      ---------------------                            ---
Stephen Katz              Chairman of the Board of Directors and            54
                          Chief Executive Officer of the Company
William H. Wood           President and Director                            55
Edward Seidenberg         Chief Operating Officer, Vice President           40
                          and Director
Henry B. Ellis (1)        Director                                          48
Richard E. Gerzof (1)     Director                                          53
Jay Goldberg (1)          Director                                          56
Martin H. Kern            Director                                          56

____________
(1) Member of the Compensation and Audit Committees


INFORMATION ABOUT NOMINEES

        Stephen Katz has been Chairman of the Board of Directors since September 1996 and Chief Executive Officer and a director of the Company since May 1996. Mr. Katz served as Vice Chairman of the Board of Directors from May 1996 until September 1996. From September 1984 until September 1995 Mr. Katz was Chairman of the Board and Chief Executive Officer, and from September 1984 until September 1993 was President, of Nationwide Cellular Service, Inc., a reseller of cellular telephone services. Since 1992 Mr. Katz has been Chairman of the Board and Chief Executive Officer of Cellular Technical Services Company, Inc., a publicly held company engaged in developing software for the cellular telephone industry.

        William H. Wood has been President of the Company since January 1993 and served as Chief Executive Officer of the Company from April 1993 to May 1996. He has been a director of the Company since May 1993. From January 1990 until January 1993 he held various executive positions at Maytag Corp./Dixie Narco Division, including Director of Product Development (January 1990 to June 1990), Vice President, Engineering and Technical Resources (July 1990 to April 1992), and Vice President, Gaming and OEM Business (May 1992 to January 1993). From July 1990 to January 1993 he was also a corporate officer of Maytag Corp., with responsibilities in its Dixie Narco Division.

        Edward Seidenberg has been Chief Operating Officer and Vice President of the Company since March 1997 and a director of the Company since August 1996. From August 1996 to March 1997 he served as Vice President of the Company and from January 1997 to March 1997 he served as Secretary of the Company. From March 1990 to July 1996 he was Vice President and Chief Financial Officer of Nationwide Cellular Service, Inc., a reseller of cellular telephone services.

        Henry B. Ellis has been a director of the Company since July 1996. Since 1992 Mr. Ellis has acted as President and Chief Executive Officer of Bassett California Company, a family-owned real estate holding company located in El Paso, Texas. From June 1992 to February 1994 Mr. Ellis served as Chairman of the Board and Chief Executive Officer of Grayson County State Bank, located in Sherman, Texas. Since 1992 Mr. Ellis has served as a member of the Board of Directors of Bluebonnet Savings Bank, a savings and loan institution located in Dallas, Texas.

        Richard E. Gerzof has been a director of the Company since its inception in 1988. Mr. Gerzof has been a partner of Sun Harbor Manor, a nursing home, since 1974. He has also been a licensed real estate broker since 1982 and was a partner or principal in Sonom Realty Co., a property management and construction firm, from 1974 through 1992. He was also a partner in TFTS Restaurant, Inc., a restaurant, from 1985 to 1992 and has been a partner in Frank's Steaks, a restaurant, since 1993.

        Jay Goldberg has served as a director of the Company since July 1996. Since July 1996 Mr. Goldberg has been Chief Executive Officer of two technical consulting firms, Opcenter, LLC and Lexstra, Inc. Since August 1991 Mr. Goldberg has served as director of Cellular Technical Services Company, Inc., a publicly held company engaged in developing software for the cellular telephone industry. Mr. Goldberg has been Chairman of the Board since November 1990 of Image Business Systems Inc., a company previously engaged in image processing that has been inactive since August 1994. From July 1989 to January 1996 Mr. Goldberg was Chairman of the Board and Chief Executive Officer of Zeitech, Inc., a technical consulting company.

        Martin H. Kern is a nominee for director of the Company. Since 1988 Mr. Kern has been President of Diversified Resources Inc., a management consulting firm specializing in turnarounds and the marketing of consumer products. Prior thereto and for more than five years he was Executive Vice President of The Great Atlantic & Pacific Tea Co., Inc. ("A&P"), and also served as Chairman of the Board/President of Super Market Service Corp. and President of Supermarket Distributing Corp., both A&P operating subsidiaries.

COMMITTEES

        During the fiscal year ended September 30, 1997 the Company's Board of Directors held four meetings and took action by unanimous written consent on three occasions. The Board of Directors has a Compensation Committee and an Audit Committee, each of which is comprised of Messrs. Ellis, Gerzof and Goldberg. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to the compensation and benefits of employees of the Company and administers the issuance of stock options to the Company's officers, employees, directors and consultants. The Compensation Committee held one meeting during fiscal 1997. The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee held one meeting during fiscal 1997. Each director attended all meetings of the Board of Directors held while he was a director and all meetings held by a committee of the Board on which he served.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to the non-director executive officers of the Company. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.


    NAME                    AGE      POSITION
    Michael Walsh           42       Vice President, Chief Scientist
    Robert W. Nader         38       Vice President, Market/Product
                                     Development
    Thomas McNeill          35       Vice President, Chief Financial Officer and
                                     Secretary

        Michael Walsh has been a Vice President of the Company since April 1990 and Vice President, Chief Scientist since August 1997. From December 1987 until April 1990 he was a Systems Engineer at Aerospace Technologies, Inc., which provides consulting services with respect to computer systems integration, where he had responsibility for specification of that corporation's main product line utilizing 386 microprocessor-based high performance systems.

        Robert W. Nader has been Vice President, Market/Product Development of the Company since January 1995. From September 1991 through December 1994 he was Engineering Manager for United Gaming, Inc., a manufacturer and route operator of electronic gaming machines. From July 1991 through September 1991 he was a design specialist in the Air Defense Systems Division of General Dynamics, Inc.

        Thomas McNeill has been Secretary of the Company since March 1997 and Vice President and Chief Financial Officer of the Company since September 1997. From October 1996 to September 1997 he served as Controller of the Company. From March 1995 through October 1996 Mr. McNeill was Director of Finance for Bellco Drug Corp., a pharmaceutical distribution company. From January 1991 through August 1992 he was Controller and from August 1992 to May 1994 he was Vice President of Operations, for the Marx & Newman Co. division of the United States Shoe Corporation, a manufacturer and distributor of women's footwear.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. To the Company's knowledge, based solely on a review of such reports furnished to the Company with respect to its most recent fiscal year, the Company believes that during the fiscal year ended September 30, 1997, all reports applicable to executive officers, directors and 10% stockholders have been timely filed, except that Thomas McNeill did not timely file one report reflecting his election as an executive officer of the Company.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of January 9, 1998, certain information as to the Common Stock ownership of each of the Company's directors and nominees for director, each of the officers included in the Summary Compensation Table below, all executive officers and directors as a group and all persons known by the Company to be the beneficial owners of more than five percent of the Company's Common Stock. Unless otherwise noted, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.


                                                                   AMOUNT AND        PERCENTAGE OF
                                                                   NATURE OF          OUTSTANDING
                                                                   BENEFICIAL           SHARES
NAMES AND ADDRESS                                                  OWNERSHIP             OWNED
-----------------                                                  ---------             -----
Stephen Katz....................................................     891,300(1)          15.1%
  c/o Global Payment Technologies, Inc.
  20 East Sunrise Highway, Suite 201
  Valley Stream, NY 11581
Joan Vogel......................................................     407,000(2)           7.4%
  400 East 56th Street
  New York, NY 10022
Richard E. Gerzof...............................................     403,674(3)           7.3%
  161 Sportsman Avenue
  Freeport, NY 11520
Odyssey Financial Company.......................................     400,000              7.3%
  c/o Stephen Katz
  20 East Sunrise Highway, Suite 201
  Valley Stream, NY 11581
William H. Wood.................................................     315,786(4)           5.7%
  c/o Global Payment Technologies, Inc.
  621 Farr Shores Drive
  Hot Springs, AR 71913
Michael Walsh...................................................     145,590(5)           2.6%
  c/o Global Payment Technologies, Inc.
  425-B Oser Avenue
  Hauppauge, NY 11788
Edward Seidenberg...............................................      90,000(6)           1.6%
  c/o Global Payment Technologies, Inc.
  20 East Sunrise Highway, Suite 201
  Valley Stream, NY 11581


                                      -8-





Jay Goldberg....................................................      41,666(3)              *
  c/o Hudson Partners
  660 Madison Avenue
  New York, NY 10021
Robert W. Nader.................................................      29,600(7)              *
  c/o Global Payment Technologies, Inc.
  20 East Sunrise Highway, Suite 201
  Valley Stream, NY 11581
Henry B. Ellis..................................................      21,666(3)              *
  303 Texas Avenue #15
  El Paso, Texas 79901
Martin H. Kern..................................................           0                 *
  c/o Global Payment Technologies, Inc.
  20 East Sunrise Highway, Suite 201
  Valley Stream, NY 11581
Thomas McNeill..................................................       5,000(8)              *
  c/o Global Payment Technologies, Inc.
  20 East Sunrise Highway, Suite 201
  Valley Stream, NY 11581
All directors and executive officers as a group (10 persons)....   1,944,282(9)          32.4%

--------------------------
*           Less than 1%

(1) Includes 400,000 shares issuable upon exercise of currently exercisable stock options and 400,000 shares owned of record by Odyssey Financial Company, a partnership of which Mr. Katz is Managing General Partner.
(2) Includes 375,000 shares beneficially owned by the Joseph Vogel Revocable Trust, of which Ms. Vogel is a trustee and beneficiary. The information as to Ms. Vogel is based on a Statement of Changes in Beneficial Ownership on Form 4 dated December 15, 1997 filed with the Securities and Exchange Commission by Ms. Vogel.
(3) Includes 1,666 shares issuable upon exercise of currently exercisable options.
(4) Includes 40,000 shares issuable upon exercise of currently exercisable options.
(5) Includes 1,600 shares issuable upon exercise of currently exercisable options.
(6) Includes 10,000 shares issuable upon exercise of currently exercisable options.
(7) Includes 25,600 shares issuable upon exercise of currently exercisable options.
(8) Includes 3,000 shares issuable upon exercise of currently exercisable options.
(9) Includes 485,198 shares issuable upon exercise of currently exercisable options.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

        The following table summarizes the compensation earned for the last three fiscal years by the Company's Chief Executive Officer and other most highly compensated executive officers, whose salary and bonus exceeded $100,000 for the 1997 fiscal year (the "Named Executive Officers"), for services in all capacities to the Company during its 1997, 1996 and 1995 fiscal years.

                                                                                     LONG TERM
                                                                                    COMPENSATION
                                                           ANNUAL COMPENSATION         AWARDS
                                                         ---------------------------------------------
                                                                                     SECURITIES
                                                                                     UNDERLYING
      NAME AND PRINCIPAL POSITION              YEAR       SALARY          BONUS       OPTIONS
------------------------------------------------------------------------------------------------------
Stephen Katz                                   1997      $150,000        $25,000             --
Chairman of the Board and Chief Executive      1996        78,000(1)          --        400,000
Officer

William H. Wood                                1997       200,000             --             --
President                                      1996       200,000             --             --
                                               1995       193,000             --         50,000

Edward Seidenberg                              1997       141,000         45,000          7,500
Chief Operating Officer and Vice President     1996        20,000(2)          --         50,000

Michael Walsh                                  1997       125,000         10,000          4,000
Vice President, Chief Scientist                1996       125,000             --          8,000
                                               1995       125,000             --             --

Robert W. Nader                                1997       161,000             --          7,500
Vice President, Market/Product                 1996       112,000             --          8,000
Development                                    1995        78,000             --         30,000

--------------------------

(1) Represents compensation paid to Mr. Katz from May 1996, when he became employed by the Company.

(2) Represents compensation paid to Mr. Seidenberg from August 1996, when he became employed by the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                           % OF TOTAL
                                             OPTIONS
                    NUMBER OF SECURITIES    GRANTED TO     EXERCISE
                         UNDERLYING          EMPLOYEES      PRICE     EXPIRATION
      NAME             OPTIONS GRANTED    IN FISCAL YEAR   ($/SHARE)     DATE
--------------------------------------------------------------------------------
Edward Seidenberg        7,500(1)             12.5%        $11.5625     9/25/04
Michael Walsh            4,000(1)              6.7%        $11.5625     9/25/04
Robert W. Nader          7,500(1)             12.5%        $11.5625     9/25/04


-----------------------
(1) The option was awarded at the fair market value of the Company's Common Stock at September 26, 1997, the date of the award, and becomes exercisable in cumulative annual installments of 25% per year on each of the first four anniversaries of the grant date.



                    AGGREGATED FISCAL YEAR END OPTION VALUES

                                                       NUMBER OF SECURITIES
                         SHARES                       UNDERLYING UNEXERCISED               VALUE OF UNEXERCISED
                        ACQUIRED                            OPTIONS AT                     IN-THE-MONEY OPTIONS
                      ON EXERCISE      VALUE            SEPTEMBER 30, 1997                  SEPTEMBER 30, 1997
      NAME                (#)         REALIZED      EXERCISABLE  UNEXERCISABLE         EXERCISABLE  UNEXERCISABLE(1)
----------------------------------------------------------------------------------------------------------------------------------
Stephen Katz               0        $    0            400,000             0          $ 3,340,000     $        0
William H. Wood            0             0             30,000        20,000              180,000        120,000
Edward Seidenberg          0             0             10,000        47,500               76,250        305,000
Michael Walsh              0             0              1,600        10,400               12,350         49,400
Robert W. Nader            0             0             19,600        25,900              120,350        121,400

--------------

(1) The closing price of the Company's Common Stock as reported on the Nasdaq National Market on September 30, 1997 was $11.50 per share. Value is calculated by multiplying (a) the difference between the closing price and the option exercise price by (b) the number of shares of Common Stock underlying the option.


COMPENSATION OF DIRECTORS

        No director received compensation during the 1997 fiscal year for services rendered as a director.

EMPLOYMENT AGREEMENTS

        Effective September 30, 1997 the Company entered into an agreement with Stephen Katz providing for his employment as Chief Executive Officer and Chairman of the Board of Directors for a two-year term, with an automatic extension for an additional one-year term unless either the Company or Mr. Katz provides advance written notice of a desire to terminate the agreement. The agreement provides for a salary at a rate of $150,000 per year and bonuses and stock options as determined by the Board of Directors. To the extent Mr. Katz' outstanding stock options to purchase an aggregate of 400,000 shares of Common Stock previously granted under the Company's 1994 and 1996 Stock Option Plans were not exercisable, such options became fully exercisable upon execution of the agreement. The agreement also provides for participation in employee benefit plans, the use of an automobile and other fringe benefits.

        In January 1993 the Company entered into an agreement with William H. Wood providing for his employment as President for a five-year term expiring on January 31, 1998. The agreement provides for a base salary of $150,000 per year for the first year of the term, $175,000 for the second year of the term and $200,000 for each of the final three years of the term, as well as bonuses and stock options as determined by the Board of Directors. The agreement also provides for participation in employee benefit plans, the use of an automobile and other fringe benefits.

        In December 1994 the Company entered into an employment agreement with Robert W. Nader providing for his employment as Vice President Market/Product Development for a three-year term commencing in January 1995. The agreement provides for a base salary of $100,000 for the first year of the term, $110,000 for the second year of the term and $120,000 for the final year of the term, as well as bonuses and stock options as determined by the Board of Directors. The agreement also provides for participation in employee benefit plans and other fringe benefits.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company leases approximately 6,600 square feet in Valley Stream, New York, from a company in which Stephen Katz, Chairman of the Board of Directors and Chief Executive Officer of the Company, is a part owner. The lease, which expires February 28, 2002, provides for an annual base rental of $150,000, increasing annually to approximately $170,000 in the final year of the term. The facility houses the executive, accounting and certain sales functions of the Company. The Company believes that the terms of the lease are fair and reasonable and as favorable to it as could be obtained from unaffiliated third parties.

                                   PROPOSAL 2
                       AMENDMENT TO THE COMPANY'S BY-LAWS

        The Board of Directors has adopted an amendment to the Company's By-laws, subject to stockholder approval, which provides for a classified Board of Directors.

        The following summary of the amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the By-law amendment included as Exhibit A attached hereto.

CLASSIFIED BOARD OF DIRECTORS

        The By-laws, as amended (the "Amended and Restated By-laws") provide that the Board of Directors shall be divided into three classes of directors, with each class containing as equal a number of directors as possible. After an interim period of one year, all of the directors will be elected for three-year terms and, beginning at the 1999 Annual Meeting of Stockholders, only one class of directors will be nominated for election each year. Because only one class of directors will be nominated for election in any given year, at least two years would be required to effect a change in control of the Board of Directors. Under the present By-laws of the Company, all directors are elected for a one-year term, and only one year would be required to effect a change in control of the Board of Directors. Under the Amended and Restated By-laws, vacancies which occur during the year may be filled by the Board of Directors, but only to serve until the next annual meeting of stockholders.

VOTE REQUIRED AND RECOMMENDATION

        The affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required for approval of the amendment to the Company's By-laws.

        THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE AMENDMENT TO THE BY-LAWS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE AMENDMENT TO THE BY-LAWS.

                                   PROPOSAL 3
                  PROPOSAL TO AMEND THE 1994 STOCK OPTION PLAN

        The Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to the Company's 1994 Stock Option Plan (the "1994 Plan") to limit the number of shares for which options may be granted to any one employee in any fiscal year of the Company to 200,000, subject to the anti-dilution provisions of the 1994 Plan. Imposing such a limit is a prerequisite for options which may be granted in the future under the 1994 Plan to be considered "performance based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and is intended to preserve the federal income tax deductibility by the Company of any compensation expense that may arise from their exercise or disqualifying disposition of the underlying shares.

        The following summary of the 1994 Plan, as amended (the "Amended and Restated Plan"), does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Amended and Restated Plan, set forth as Exhibit B attached hereto and made a part hereof. If the amendment is not approved by stockholders, the 1994 Plan as in effect prior to such amendment will continue in full force and effect.

THE AMENDED AND RESTATED 1994 STOCK OPTION PLAN

        The  following is a summary of certain terms of the Amended and Restated
Plan:

        Types of Grants and Eligibility
        -------------------------------

        The Amended and Restated Plan is designed to attract and retain the best qualified personnel for positions of substantial responsibility, to provide additional incentive to employees (as defined in the Amended and Restated Plan) of the Company or its subsidiaries, as well as other individuals who perform services for the Company or its subsidiaries, and to promote the success of the Company's business. The Amended and Restated Plan provides for the grant of "incentive stock options" ("ISOs"), as defined in Section 422 of the Code, and "non-qualified stock options" ("NQSOs"). ISOs may be granted only to employees. NQSOs may be granted to employees, directors, independent contractors and agents of the Company or its subsidiaries, as determined by a Committee (as defined below).

        Shares Subject to the Amended and Restated Plan
        -----------------------------------------------

        The aggregate number of shares of Common Stock for which options may be granted under the Amended and Restated Plan may not exceed 300,000, subject to the anti-dilution provisions of the Amended and Restated Plan. Any option which expires or becomes unexercisable for any reason without having been exercised in full shall become available for further grant under the Amended and Restated Plan.

        Administration of the Amended and Restated Plan
        -----------------------------------------------

        The Amended and Restated Plan is administered by the Board of Directors, which may appoint a committee to administer the Amended and Restated Plan on its behalf, subject to such terms and conditions as the Board of Directors may prescribe (the Board of Directors or the committees, as the case may be, the "Committee"). The Committee must consist of not less than two directors, each of whom shall be a "non-employee director" within the meaning of rules and regulations promulgated by the Securities and Exchange Commission. The Committee currently consists of Messrs. Ellis, Gerzof and Goldberg.

        Subject to the provisions of the Amended and Restated Plan, the Committee shall have the authority, in its discretion, to, among other things:
(i) grant ISOs or NQSOs; (ii) determine the fair market value of the Common Stock; (iii) determine the exercise price per share of options to be granted;
(iv) determine the persons to whom options should be granted, the number of shares subject to each option and the time of such grants; (v) interpret the Amended and Restated Plan and prescribe, amend or rescind rules and regulations relating thereto; (vi) determine the terms and provisions of each option granted; (vii) with the consent of the holder thereof, modify or amend each such option; and (viii) accelerate or defer the exercise date thereof.

        Limitation on Options
        ---------------------

        No ISO may be granted to an employee if, as the result of such grant, the aggregate fair market value, determined at the time of grant, of the Common Stock with respect to which such ISOs are exercisable for the first time by such employee during any calendar year exceeds $100,000.

        If the amendment is adopted by the stockholders, the maximum number of shares of Common Stock for which options may be granted to any employee in any fiscal year is 200,000.

        Term
        ----

        The term of each option is ten years from the date of grant, or such shorter time as provided in the stock option contract. In the case of an ISO granted to an employee who, immediately before such ISO is granted, owns or is deemed to own stock representing more than 10% of the voting power of all classes of the Company's stock, however, the term of the ISO is five years from the date of grant, or such shorter time as provided in the option contract.

        Exercise Price
        --------------

        The exercise price of the shares of Common Stock underlying each option must be at least 100% of the fair market value of the Common Stock underlying such option on the date of grant, except that in the case of an ISO granted to an employee who immediately before such grant owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock of the Company the exercise price shall be no less than 110% of the fair market value per share on the date of grant.

        Exercise
        --------

        An option is deemed exercised when written notice of such exercise has been given to the Company by the optionee and full payment for the shares of Common Stock underlying the option has been received by the Company. Full payment may consist of: (i) cash, check or promissory note; (ii) other shares of Common Stock owned by the employee having a fair market value on the date of surrender equal to the aggregate exercise price of the shares of Common Stock as to which such option shall be exercised; (iii) an assignment by the employee of the net proceeds to be received from a registered broker upon the sale of the underlying shares of Common Stock, or the proceeds of a loan from such broker in such amount; and (iv) any combination of the above. An option may not be exercised for a fraction of a share of Common Stock.

        Termination of Employee Status or Disability
        --------------------------------------------

        Any employee who ceases to serve as an employee, for any reason other than permanent disability or death, may exercise his option within 30 days, or such other period of time not exceeding three months, as determined by the Committee, after the date he ceases to be an employee of the Company, to the extent that such option was exercisable as of the termination date. To the extent such optionee was not entitled to exercise the option as of such termination date, or if he does not exercise an otherwise exercisable option within the time period specified herein, the option shall terminate.

        In the event an employee is unable to continue his employment with the Company as a result of his total and permanent disability, as defined in the Code, he may exercise his option within three months or such other period of time not exceeding 12 months, as determined by the Committee, from the date of disability, to the extent that such option was exercisable as of the date of disability. To the extent such optionee was not entitled to exercise the option as of such date of disability, or if he does not exercise an otherwise exercisable option within the time period specified herein, the option shall terminate.

        The termination of the relationship with the Company of an optionee who is not an employee shall not affect the option held by such optionee, except as otherwise provided by the Committee.

        Death of Optionee
        -----------------

        In the event of the death of an optionee during the term of the option who at the time of death is an employee and has had continuous status as an employee since the date of grant, the option may be exercised at any time within 12 months following the date of death by the optionee's estate or by a person who acquired the right to exercise that would have accrued had the optionee continued living and serving continuously as an employee one month after the date of death.

        In the event of the death of an optionee within 30 days, or such other period of time not exceeding three months, as determined by the Committee, after the termination of his continuous status as an employee, for reasons other than death, an option may be exercised by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent that the option was exercisable at the date of termination.

        Non-transferability of Options
        ------------------------------

        No option granted may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by such optionee.

        Adjustments Upon Changes in Common Stock
        ----------------------------------------

        Subject to any required action by Company stockholders, in the event of any change in the outstanding Common Stock as a result of a stock split or payment of a stock dividend or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the number of shares of Common Stock which have been authorized for issuance under the Amended and Restated Plan but as to which no options have been granted or which have been returned to the plan upon cancellation or expiration of an option, as well as the price per share of Common Stock covered by each outstanding option, shall be proportionately adjusted by the Committee.

        In the event of dissolution or liquidation of the Company, a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, the Committee shall, as to outstanding options, either: (i) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged or otherwise reorganized corporation which will be issuable in respect to shares of the Company's Common Stock, provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof; or (ii) upon written notice to an optionee provide that all unexercised options must be exercised within a specified number of days of the date of such notice, or they will be terminated. The Committee has the discretion to advance the lapse of any waiting or installment periods and exercise dates.

        Amendment and Termination
        -------------------------

        The Amended and Restated Plan will continue in effect until October 17, 2004, unless sooner terminated. The Committee may amend or terminate the Amended and Restated Plan from time to time in such respects as it may deem advisable; provided, however, that (i) any increase in the number of shares of Common Stock subject to the Amended and Restated Plan, other than in connection with an adjustment as provided by the Amended and Restated Plan, or (ii) any change in the designation of the class of persons eligible to be granted options requires approval of the holders of a majority of the outstanding shares of the Company entitled to vote on such matters. Any amendment or termination shall not affect options already granted, which options shall remain in full force and effect as if such amendment or termination had not occurred, unless mutually agreed upon in writing by the Company and the optionee.

        Federal Income Tax Treatment
        ----------------------------

        The following is a general summary of the federal income tax consequences under current tax law of ISOs and NQSOs. It does not purport to cover all of the special rules, including the exercise of an option with previously acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

        An optionee will not recognize taxable income for federal income tax purposes upon the grant of an ISO or NQSO.

        Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required statutory holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount. Long-term capital gain of a non-corporate taxpayer is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Such long-term capital gain is generally subject to a 20% maximum federal income tax rate if the shares are held for more than 18 months and a 28% maximum tax rate if the shares are held for more than 12 months but not greater than 18 months.

        Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held.

        In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO the excess of the fair market value of the shares over the exercise price thereof is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

VOTE REQUIRED AND RECOMMENDATION

        The affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required for approval of the amendment to the 1994 Plan.

        THE BOARD OF DIRECTORS BELIEVES THAT AMENDING THE 1994 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE AMENDMENT TO THE 1994 PLAN.

                              INDEPENDENT AUDITORS

        Arthur Andersen LLP has audited and reported upon the financial statements of the Company for the fiscal year ended September 30, 1997. It is currently anticipated that Arthur Andersen LLP will be selected by the Board of Directors to examine and report on the financial statements of the Company for the year ending September 30, 1998. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

        Shareholder proposals intended to be presented at the Company's Annual Meeting to be held in 1999 must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than October 2, 1998. Such proposals should be addressed to Secretary, Global Payment Technologies, Inc., 20 East Sunrise Highway, Suite 201, Valley Stream, New York 11581.

                                OTHER INFORMATION

        AN ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED SEPTEMBER 30, 1997 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON JANUARY 23, 1998. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED FREE OF CHARGE UPON WRITTEN REQUEST TO:

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                       20 EAST SUNRISE HIGHWAY, SUITE 201
                          VALLEY STREAM, NEW YORK 11581
                      ATTENTION: THOMAS MCNEILL, SECRETARY

        IN ADDITION, COPIES OF ANY EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED FOR A NOMINAL CHARGE TO STOCKHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE ABOVE ADDRESS.

        The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                                           By order of the Board
                                                           of Directors


                                                           Thomas McNeill
                                                           Secretary


January 26, 1998

                                   PROXY CARD


PROXY                                                                      PROXY

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


        The undersigned holder of Common Stock of GLOBAL PAYMENT TECHNOLOGIES, INC., revoking all proxies heretofore given, hereby constitutes and appoints Stephen Katz and Edward Seidenberg, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1997 Annual Meeting of Stockholders of GLOBAL PAYMENT TECHNOLOGIES, INC., to be held at the Garden City Hotel, 45 7th Street, Garden City, New York 11530, on Tuesday, March 10, 1998 at 10:00 a.m., Eastern Standard time, and at any adjournments or postponements thereof.

        The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

        Each properly executed Proxy will be voted in accordance with the specifications made below and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES AND FOR EACH OF PROPOSALS 2 AND 3


1. Election of           |_| FOR all nominees listed      |_| WITHHOLD AUTHORITY
   seven Directors.          (except as marked to             to vote for all
                             the contrary)                    listed nominees

                Nominees: Stephen Katz, William H. Wood, Edward Seidenberg, Henry B. Ellis, Richard E. Gerzof, Jay Goldberg and Martin H. Kern
                (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)


       PLEASE MARK, DATE AND SIGN THIS PROXY ON THIS AND THE REVERSE SIDE

2. Proposal to approve an amendment to the Company's By-laws to provide for a classified Board of Directors.
       |_|  FOR         |_| AGAINST             |_| ABSTAIN

3. Proposal to amend the Company's 1994 Stock Option Plan to limit the number of shares for which options may be granted to any one individual in any fiscal year to 200,000.
       |_|  FOR         |_| AGAINST             |_| ABSTAIN

4. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.




                                        The  shares  represented  by this  proxy
                                will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1 and FOR each of Proposals 2 and 3 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                Dated ____________________________________, 1998

                                ________________________________________________
                                                   Signature(s)
                                (Signature(s)   should   conform   to  names  as
                                registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title).

                                      PLEASE MARK AND SIGN ABOVE AND
                                             RETURN PROMPTLY

                                                                       EXHIBIT A
                                                                       ---------
                        GLOBAL PAYMENT TECHNOLOGIES, INC.

                          AMENDED AND RESTATED BY-LAWS

                                   ARTICLE III

MEETINGS OF STOCKHOLDERS

        2. The annual meeting of stockholders shall be held on such day and at such time as may be determined from time to time by resolution of the Board of Directors. Any proper business may be transacted at the annual meeting.

                                   ARTICLE IV

DIRECTORS

        2. Except as otherwise provided by these By-laws, the directors shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1999 Annual Meeting of Stockholders, the term of office of the second class to expire at the 2000 Annual Meeting of Stockholders and the term of office of the third class to expire at the 2001 Annual Meeting of Stockholders. Each director shall hold office until his respective successor has been duly elected and qualified. At each Annual Meeting of Stockholders, commencing with the 1999 Annual Meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, with the directors to hold office until their respective successors shall have been duly elected and qualified.

                                                                       EXHIBIT B
                                                                       ---------

                        GLOBAL PAYMENT TECHNOLOGIES, INC.

                              AMENDED AND RESTATED

                             1994 STOCK OPTION PLAN


        1. PURPOSES. The purposes of this Stock Option Plan are to attract and retain the best qualified personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries, if any (as defined in Section 2 below), as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business.

        Options granted hereunder may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "non-qualified stock options", at the discretion of the Board and as reflected in the terms of the written instrument evidencing an Option.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

                (a) "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

                (b) "COMMON STOCK" shall mean the Common Shares of the Company (par value $.01 per share).

                (c) "COMPANY" shall mean Global Payment Technologies, Inc., a Delaware corporation.

                (d) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                (e) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

                (f) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                (g) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                (h) "INCENTIVE STOCK OPTION" shall mean a stock option intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                (i) "NON-QUALIFIED STOCK OPTION" shall mean a stock option not intended to qualify as an Incentive Stock Option.

                (j) "OPTION" shall mean a stock option granted pursuant to the Plan.

                (k) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

                (l) "OPTIONEE" shall mean an Employee or other person who receives an Option.

                (m) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended.

                (n) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                (o)     "SEC" shall mean the Securities and Exchange Commission.

                (p) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                (q) "SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

        3.      STOCK.

        Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 300,000 shares of Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

        4.      ADMINISTRATION.

                (a) PROCEDURE. The Company's Board of Directors may appoint a Committee to administer the Plan. The Committee shall consist of not less than two members of the Board of Directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 or its successors under the Exchange Act who shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended, or to grant Non-qualified Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares subject to each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                (c)     EFFECT  OF  THE   BOARD'S   DECISION.   All   decisions,
determinations, and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

        5.      ELIGIBILITY; NON-DISCRETIONARY GRANTS.

                (a) GENERAL. Incentive Stock Options may be granted only to Employees. Non- qualified Stock Options may be granted to Employees as well as directors (subject to the limitations set forth in Section 4), independent contractors and agents, as determined by the Board. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

                (b) LIMITATION ON INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted to an Employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the Shares with respect to which such Incentive Stock Options are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company and any Parent and Subsidiary) shall exceed One Hundred Thousand Dollars ($100,000).

                (c) ANNUAL LIMITATION ON ALL STOCK OPTIONS. No Option may be granted to any Employee in any fiscal year if, as a result of such grant, the aggregate number of shares subject to options granted to such Employee that year (under all such plans of the Company and any Parent or Subsidiary) exceeds 200,000 shares subject to the anti-dilution provisions of this Plan (Section
11).

        6. TERM OF THE PLAN. The Plan shall become effective upon the earlier to occur of (i) its adoption by the Board of Directors, or (ii) its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect until October 17, 2004 unless sooner terminated under Section 13 of the Plan.

        7. TERM OF THE OPTION. The term of each Option shall be ten (10) years from the date of grant hereof or such shorter term as may be provided in the instrument evidencing the Option. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns (or is deemed to own) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the day of grant thereof or such shorter time as may be provided in the instrument evidencing the Option.

        8.      EXERCISE PRICE AND CONSIDERATION.

                (a) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board of Directors, but shall be subject to the following:

                        (i)     In the case of an Incentive Stock Option:

                                (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns (or is deemed to own) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant, as the case may be;

                                (B) granted to an Employee not subject to the provisions of Section 8(a)(i)(A), the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

                        (ii) In the case of a Non-qualified Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

                (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices or, if applicable, the closing price of the Common Stock on the date of grant, as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

                (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or in payment of any withholding taxes thereon, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, check or promissory note; (ii) other Shares of Common Stock owned by the Employee having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (iii) an assignment by the Employee of the net proceeds to be received from a registered broker upon the sale of the Shares or the proceeds of a loan from such broker in such amount; or (iv) any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Delaware law and meeting rules and regulations of the SEC to plans meeting the requirements under Rule 16b-3 under the Exchange Act.

        9.      EXERCISE OF OPTION.

                (a) PROCEDURE OR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and subject to such conditions as may be determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be perishable under the terms of the Plan.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the instrument evidencing the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan; it being understood that the Company shall take such action as may be reasonably required to permit use of an approved payment method. Until the issuance, which in no event will be delayed more than (30) days from the date of the exercise of the Option (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b) TERMINATION OF STATUS AS AN EMPLOYEE. If any Employee ceases to serve as an Employee, he may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it as of the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                (c) Notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may, but only within three
(3) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise it at the date of such disability, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                (d)     DEATH  OF  OPTIONEE.  In the  event  of the  death of an
Optionee:

                        (i) during the term of the Option who is at the time of his death an Employee of the Company and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise that would have accrued had the Optionee continued living in Continuous Status one (1) month after the date of death; or

                        (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee (other than due to death), the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

                (e) The termination of the relationship of an Optionee, who is not an Employee, with the Company or any Parent or Subsidiary shall not affect the Option held by such Optionee, except as the Board may otherwise provide.

        10. NON-TRANSFERABILITY OF OPTIONS. No Option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the Stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or
(ii) upon written notice to an Optionee, provided that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

        12. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the later of (a) the date on which the Board makes the determination granting such Option or (b) the date on which all conditions to the Option grant have been satisfied. Notice of the determination shall be given to each person to whom an Option is so granted within a reasonable time after the date of such grant.

        13.     AMENDMENT AND TERMINATION OF THE PLAN.

                (a) The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

                        (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

                        (ii) any change in the designation of the class of persons eligible to be granted options.

                (b)     STOCKHOLDER   APPROVAL.   If  any  amendment   requiring
stockholder approval under Section 13(a) of the Plan is made, such stockholder approval shall be solicited as described in Section 17(a) of the Plan.

                (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if in the opinion of counsel for the Company, such a representation is required by, or appropriate under, any of the aforementioned relevant provisions of law.

        15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        17. STOCKHOLDER APPROVAL. Continuation of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company entitled to vote thereon. The approval of such stockholders of the Company shall be (a) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (b) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

        18. OTHER PROVISIONS. The Stock Option Agreement authorized under the Plan shall contain such other provisions, including, without limitations, restrictions upon the exercise of the Option, as the Board of Directors shall deem advisable. Any Stock Option Agreement with respect to an Incentive Stock Option shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

        19. INDEMNIFICATION OF BOARD. In addition to such other rights of indemnification as they may have as directors or as members of the Board of Directors, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action that such Board member is liable for negligence or misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding a Board member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend the same.

        20. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

        21. COMPLIANCE WITH EXCHANGE ACT RULE 16B-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

        22. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

        23. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

        24. EFFECT OF STOCK SPLIT. The maximum aggregate number of shares which may be optioned and sold under the Plan as set forth in Section 3 hereof reflects the effect of that certain two-for-one stock split by dividend issued to all of the Company's shareholders of record on August 18, 1997.